GOLDMAN SACHS TRUST

Supplement dated June 20, 2017 to the Summary Prospectus, dated April 28, 2017, as supplemented June 20, 2017 for the Goldman Sachs Equity Income Fund (the “Fund”)

At a meeting held on June 14-15, 2017, the Board of Trustees of the Goldman Sachs Trust approved the renaming of the Fund’s Class IR Shares to Investor Shares.

Effective August 15, 2017, all references to Class IR Shares in the Fund’s Summary Prospectus are hereby replaced with Investor Shares.

This Supplement should be retained with your Summary Prospectus for future reference.

EQVAL2CLSSIRCHG 06-17